Exhibit 10.1

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of August 7, 2017 (this “Agreement”), is entered into by and between PACIFIC ETHANOL PEKIN, llc, a limited liability company organized and existing under the laws of Delaware (“Company”), COMPEER FINANCIAL, PCA, a federally-chartered instrumentality of the United States, successor by merger to 1st Farm Credit Services, PCA (“Lender”), and CoBank, ACB, a federally-chartered instrumentality of the United States (“CoBank” or “Agent”). Capitalized terms not defined herein shall have the meanings set forth in the Existing Credit Agreement.

BACKGROUND:

WHEREAS, the Company, Lender and CoBank have entered into that certain Credit Agreement dated as of December 15, 2016 (as amended, restated, modified or otherwise supplemented from time to time, collectively the “Existing Credit Agreement”), and the other Loan Documents;

WHEREAS, the Company has requested that, as of the Effective Date, the Existing Credit Agreement be amended as herein provided; and

WHEREAS, CoBank is willing, subject to the terms and conditions hereinafter set forth, to make such amendments;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

ARTICLE 1         Definitions.

1.1               Certain Definitions. The following terms when used in the Agreement shall have the following meanings:

“Agreement” is defined in the preamble to this Agreement.

“CoBank” is defined in the preamble to this Agreement.

“Company” is defined in the preamble to this Agreement.

“Effective Date” is defined in Article 4.

“Existing Credit Agreement” is defined in the first recital to this Agreement.

“First Amended and Restated Revolving Term Note” is defined in Section 2.2 of this Agreement.

“First Amended and Restated Term Note” is defined in Section 2.1 of this Agreement.

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1.2               Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

ARTICLE 2         Amendments.

Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

2.1               Term Note. The Term Note referenced in Section 2.1(a) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit A, has been amended and restated in its entirety and is in the form attached hereto as Exhibit A, the terms and provisions of which are incorporated into the Existing Credit Agreement by reference and made a part thereof (the “First Amended and Restated Term Note”).

2.2               Revolving Term Note. The Revolving Term Note referenced in Section 2.2(b) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit B, has been amended and restated in its entirety and is in the form attached hereto as Exhibit B, the terms and provisions of which are incorporated into the Existing Credit Agreement by reference and made a part thereof (the “First Amended and Restated Revolving Term Note”).

2.3               Amendment to Section 3.3 of the Existing Credit Agreement. Section 3.3 of the Existing Credit Agreement is hereby amended by deleting paragraph (c) in its entirety and substituting the following paragraph (c) in its place:

“(c) Lender and Agent’s Rights. In the case of an event specified in Section 3.3(a) or 3.3(b), Agent shall so notify the Company thereof, and in the case of an event specified in Section 3.3(b), such notice shall describe the specific circumstances of such event. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of Lender to allow the Company to select, convert to or renew a LIBOR Index Option shall be suspended until Agent shall have later notified the Company of Agent’s determination that the circumstances giving rise to such previous determination no longer exist. If at any time Agent makes a determination under Section 3.3(a) and the Company has previously notified Agent of its selection of, conversion to or renewal of a LIBOR Index Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for selection of, conversion to or renewal of the Quoted Rate Option with respect to such Loans. If Agent notifies the Company of a determination under Section 3.3(b), the Company shall, subject to the Company’s indemnification Obligations under Section 3.4, as to any Loan of the Company to which a LIBOR Index Option applies, as applicable, on the date specified in such notice either convert such Loan to the Quoted Rate Option with respect to such Loan or prepay such Loan in accordance with Section 2.6. Absent due notice from the Company of conversion or prepayment, such Loan shall automatically be converted to the Quoted Rate Option with respect to such Loan upon such specified date. Notwithstanding any provision in the Loan Documents to the contrary and solely for purposes of this paragraph, the Quoted Rate Option shall mean a Quoted Rate that is fixed for a 30 day period and equal to the cost of funds of Agent plus 4.00% per annum.”

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2.4               Amendment to Section 8.1 of the Existing Credit Agreement. Section 8.1 of the Existing Credit Agreement is hereby amended by deleting Section 8.1 in its entirety and substituting the following Section 8.1 in its place:

“8.1               Working Capital. The Company will maintain the Working Capital of the Consolidated Group at not less than: (a) $17,500,000, commencing on August 31, 2017 and continuing at all times thereafter through December 31, 2017, measured as of the last day of each calendar month; and (b) $20,000,000, commencing on January 1, 2018 and continuing at all times thereafter, measured as of the last day of each calendar month.”

2.5               Form of Compliance Certificate. The Compliance Certificate referenced in Section 6.1(c) of the Existing Credit Agreement, and attached to the Existing Credit Agreement as Exhibit C, has been amended and restated in its entirety and is in the form attached hereto as Exhibit C.

ARTICLE 3         Representations and Warranties.

In order to induce CoBank to make the amendments provided for in Article 2, the Company hereby (a) represents and warrants that (i) each of the representations and warranties of the Company contained in the Existing Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except that such representations and warranties (A) that relate solely to an earlier date shall be true and correct in all material respects as of such earlier date and (B) shall be true and correct in all respects to the extent they are qualified by a materiality standard and (ii) after giving effect to the Agreement and the Waiver Letter dated of even date herewith, no Default or Event of Default has occurred and is continuing; and (b) agrees that the incorrectness in any respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. Without limiting the foregoing, the Company hereby (x) ratifies and confirms all of the terms, covenants and conditions set forth in the Loan Documents and hereby agrees that it remains unconditionally liable to CoBank in accordance with the respective terms, covenants and conditions set forth in the Loan Documents, and all Collateral in favor of CoBank continues unimpaired and in full force and effect, and (y) waives all defense, claims, counterclaims, rights of recoupment or set-off against any of its obligations.

ARTICLE 4         Conditions to Effectiveness.

This Agreement shall become effective on such date (the “Effective Date”) when the following conditions have been satisfied:

4.1       Representations and Warranties. The representations and warranties made by the Company pursuant to Article 3 as of the Effective Date shall be true and correct.

4.2      Term Note. CoBank shall have received a duly executed First Amended and Restated Term Note.

4.3      Revolving Term Note. CoBank shall have received a duly executed First Amended and Restated Revolving Term Note.

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4.4      Other Requests. CoBank shall have received such other certificates, instruments, documents, agreements, information and reports as may be requested by CoBank, in form and substance satisfactory to CoBank.

4.4      Amendment Fee. CoBank shall have received a non-refundable amendment fee of $35,000 for the benefit of CoBank.

ARTICLE 5      Miscellaneous.

5.1     Loan Document Pursuant to Existing Credit Agreement. This Agreement is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and otherwise unmodified and in full force and effect.

5.2       Limitation of Amendments. The amendments set forth in Article 2 shall be limited precisely as provide for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Company which would require the consent of CoBank under the Existing Credit Agreement or any other Loan Document.

5.3      Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when it shall have been executed by CoBank and when CoBank shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or email shall be as effective as delivery of a manually executed counterpart of this Agreement.

5.4      Incorporation of Existing Credit Agreement Provisions. The provisions of Article 11 of the Existing Credit Agreement shall apply to this Agreement, mutatis mutandis.

[Signature Pages Follow]

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[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COMPANY: PACIFIC ETHANOL PEKIN, LLC By: /s/ BRYON T. MCGREGOR Name: Bryon T. McGregor Title: Chief Financial Officer

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[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

LENDER: COMPEER FINANCIAL, PCA By: /s/ COREY J. WALDINGER Name: Corey J. Waldinger Title: Director, Capital Markets

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[SIGNATURE PAGE TO CREDIT AGREEMENT AMENDMENT]

IN WITNESS WHEREOF, the parties hereto, by their Authorized Officers, have executed this Agreement as of the date first set forth above.

COBANK, ACB By: /s/ TOM D. HOUSER Name: Tom D. Houser Title: Vice President

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EXHIBIT A

Form of First Amended and Restated Term Note

[see attached]

A-1

FIRST AMENDED AND RESTATED

TERM NOTE

$64,000,000	Greenwood Village, Colorado
August __, 2017

FOR VALUE RECEIVED, PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized and existing under the laws of Delaware (the “Company”), hereby promises to pay to the order of COMPEER FINANCIAL, PCA, successor by merger to 1st Farm Credit Services, PCA (which, together with its endorsees, successors, and assigns, is referred to herein as the “Bank”), at the office of CoBank, ACB (the “Agent”), located at 6340 S. Fiddlers Green Circle, Greenwood Village, Colorado 80111 (or at such other place of payment designated by the holder hereof to the Company), the principal sum of SIXTY-FOUR MILLION DOLLARS ($64,000,000) (such amount, the “Term Loan Amount”) (each loan and any one or more portions of any loan being referred to herein as a “Loan”), and to pay interest, as set forth below, from the date hereof until Payment in Full on the principal amount remaining from time to time outstanding at the rates set forth below, in lawful money of the United States of America in immediately available funds, payable with interest thereon, as set forth below, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, and without set-off, counterclaim or other deduction of any nature. This First Amended and Restated Term Note (as amended, restated, modified, supplemented, replaced, refinanced or renewed from time to time, this “Note”) is given pursuant to that Credit Agreement, dated as of December 15, 2016, between the Company, the Bank and the Agent (as amended, restated, modified or supplemented from time to time, the “Agreement”). Capitalized terms not otherwise defined in this Note shall have the respective meanings ascribed to them by the Agreement, including Annex A thereto, and the Rules of Construction set forth in such Annex A shall apply to this Note. This Note amends and restates, but does not constitute payment of the indebtedness, evidenced by, the Term Note, dated as of December 15, 2016, by the Company to the order of the Bank in the original principal amount of the Term Loan Amount.

1.                   Borrowing Availability. The Term Loan Amount was advanced on or before January 31, 2017 (the “Term Loan Availability Expiration Date”), and no additional advances shall be permitted under this Note.

2.                   Purpose of Term Loan. The proceeds of the Term Loan shall be used to refinance the existing indebtedness of the Company, and the Company shall use the Term Loan for no other purpose.

3.                   Principal Payments. As of the date hereof, the remaining principal balance of the Loan is $60,500,000. The remaining principal hereunder shall be due and payable in sixteen (16) equal consecutive quarterly installments of $3,500,000 each, beginning on August 20, 2017, and continuing on the twentieth (20th) day of each November, February, May and August thereafter until August 20, 2021 (the “Maturity Date”), at which time the entire remaining indebtedness evidenced by this Note, if not sooner paid in accordance with the terms of the Agreement and this Note, shall be due and payable.

4.                   Interest Payments. The Company hereby further promises to pay to the order of the Agent, at the times and on the dates provided in the Agreement, interest on the unpaid principal amount of the Loans from the date hereof until the Payment in Full of all of the Loans at the rate or rates comprising the Interest Rate Option(s) (defined below), which the Company shall select in accordance with the terms hereof to apply to each Loan, it being understood that, subject to the provisions of this Note and the Agreement, the Company may select different Interest Rate Options to apply to the Loans and may convert to or renew one or more Interest Rate Options with respect to any one or more of the Loans; provided that in the event the Company shall fail to timely select an Interest Rate Option to apply to any one or more Loans, such Loans shall bear interest at the LIBOR Index Option, and provided further that if an Event of Default or Default exists and is continuing, the Company may not request, convert to, or renew the Quoted Rate Option for any Loans, and the Agent may demand that all existing Loans bearing interest under the Quoted Rate Option shall be converted immediately to the LIBOR Index Option, and the Company shall be obligated to pay the Agent any indemnity, costs, and expenses arising in connection with such conversion.

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5.                   Interest Rate Options. The Company shall have the right to select from the following interest rate options with respect to the Loans (each, an “Interest Rate Option”): (a) upon the selection of a LIBOR Index Option, the LIBOR Index Rate with a LIBOR Index Spread of 4.00% per annum (the “LIBOR Index Spread”) or (b) upon the selection of a Quoted Rate Option, the Quoted Rate with such Quoted Rate to remain fixed for such period as is confirmed to the Company by the Agent.

6.                   Loan Requests. Subject to the terms and conditions of this Note and the Agreement, the Company may prior to the Term Loan Availability Expiration Date request the Bank to make the Term Loan and the Company may from time to time prior to the Maturity Date request the Agent to renew or convert the Interest Rate Option applicable to an existing Loan, by delivering, in accordance with the notice provisions of the Agreement, to the Agent not later than 12:00 noon (Denver time),

(a) the same Business Day as the proposed Business Day of borrowing with respect to a Loan to which the LIBOR Index Option will apply, and (b) the same Business Day as the proposed Business Day of borrowing with respect to a Loan to which the Quoted Rate Option will apply or the last day of the preceding Quoted Rate period with respect to the conversion to or renewal of the Quoted Rate Option for a Loan, a duly completed request therefor substantially in the form of Exhibit A hereto (or a request made by CoLink or by telephone, but subject to the same deadline and containing substantially the same information, and in the case of a telephone request, immediately confirmed in writing substantially in the form of Exhibit A and delivered in accordance with the terms hereof) by physical delivery, facsimile, or electronic mail (each such request, whether telephonic or written and regardless how delivered, a “Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify the amount of the proposed Loan, the Interest Rate Option to be applicable thereto, and, if applicable, the Quoted Rate period therefor (each Quoted Rate applicable to a Loan shall remain fixed for such period as is confirmed to the Company by the Agent), which amounts shall be in integral multiples of $500,000 for each Loan under the Quoted Rate Option. All notices and requests hereunder shall be given, and all borrowings and all conversions or renewals of Interest Rate Options shall occur, only on Business Days.

7.                   Loans; Limitations. Under the Quoted Rate Option, a Quoted Rate may be fixed on such balance and for such period, and shall be subject to such rules and requirements as may be established by the Agent in its sole discretion in each instance, provided that: (1) the minimum fixed period hereunder shall be 365 days; (2) at no time shall more than 10 Loans to which the Quoted Rate Option applies be outstanding at any one time; and (3) amounts may be fixed in increments of $500,000 or integral multiples thereof. The Agent’s determination of the Quoted Rate shall be conclusive and binding upon the Company absent manifest error.

8.                   Incomplete Loan Requests; Consequences. If no Interest Rate Option is timely selected when a Loan is requested or with respect to the end of any applicable Quoted Rate period for a Loan or prior to a requested conversion to a Quoted Rate Option for a Loan previously subject to a different Interest Rate Option, the Company shall be deemed to have selected a LIBOR Index Option for such Loan. In no event shall the interest rate(s) applicable to principal outstanding hereunder exceed the maximum rate of interest allowed by applicable Law, as amended from time to time; any payment of interest or in the nature of interest in excess of such limitation shall be credited as a payment of principal unless the Company requests the return of such amount.

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9.                   Miscellaneous.

(a)                This Note is the Term Note referred to in, and is entitled to the benefits of, the Agreement and the other Loan Documents referred to therein. Reference is made to the Agreement for a description of the relative rights and obligations of the Company, the Bank and the Agent, including rights and obligations of prepayment, collateral securing payment hereof, Events of Default, and rights of acceleration of maturity upon the occurrence of an Event of Default.

(b)                No delay on the part of the holder hereof in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. The options, powers, and rights specified herein of the holder hereof are in addition to those otherwise created or permitted by Law, the Agreement, and the other Loan Documents. There are no claims, set-offs, or deductions of any nature as of the date hereof that could be made or asserted by the Company against the Bank and / or the Agent or against any amount due or to become due under this Note; all such claims, set-offs, or deductions are hereby waived by the Company.

(c)                Delivery of an executed signature page of this Note by telecopy or email (as a .pdf attachment thereto or otherwise) shall be as effective as delivery of a manually executed counterpart of this Note, but shall in any event be promptly followed by delivery of the original manually executed signature page (provided, however, that the failure to do so shall in no event adversely affect the rights of the Bank and / or the Agent hereunder whatsoever). THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

[signature page follows]

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IN WITNESS WHEREOF and intending to be legally bound hereby, the Company has executed this Note as of the date hereof by its duly Authorized Officer.

pacific ethanol pekin, LLC

By:
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

AGREED AND ACCEPTED:

COBANK, ACB

By: ___________________________
Name: Tom D. Houser
Title: Vice President

[First Amended and Restated Term Note Signature Page]

A-5

EXHIBIT A

FORM OF TERM LOAN REQUEST

[_____________], 20[__]

To: CoBank, ACB (the “Agent”)

From: Pacific Ethanol Pekin, LLC (the “Company”)

Re:	Credit Agreement (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), dated as of December 15, 2016, between the Company, Compeer Financial, PCA, successor by merger to 1st Farm Credit Services, PCA, as Lender, and the Agent

Pursuant to Section 2.1 of the Credit Agreement, the Company hereby gives notice of its desire to receive a Term Loan in accordance with the terms set forth below (all capitalized terms used herein and not defined herein shall have the meaning given them in the Credit Agreement):

(a) The Term Loan requested pursuant to this Loan Request shall be made on [_________], 20[__].

(b) The aggregate principal amount of the Term Loan requested hereunder is [_____________] Dollars ($[_________]).

(c) The Term Loan requested hereunder shall initially bear interest at the [select one]:

☐ LIBOR Index Option; or

☐ Quoted Rate Option.

PACIFIC ETHANOL PEKIN, LLC

By:
Name:
Title:

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EXHIBIT B

Form of First Amended and Restated Revolving Term Note

[see attached]

B-1

FIRST AMENDED AND RESTATED

REVOLVING TERM NOTE

$32,000,000	Greenwood Village, Colorado
August __, 2017

FOR VALUE RECEIVED, PACIFIC ETHANOL PEKIN, LLC, a limited liability company organized and existing under the laws of Delaware (the “Company”), hereby promises to pay to the order of COMPEER FINANCIAL, PCA, successor by merger to 1st Farm Credit Services, PCA (which, together with its endorsees, successors, and assigns, is referred to herein as the “Bank”), at the office of CoBank, ACB (the “Agent”) located at 6340 S. Fiddlers Green Circle, Greenwood Village, Colorado 80111 (or at such other place of payment designated by the holder hereof to the Company), the lesser of (i) the principal sum of thirty-TWO MILLION DOLLARS ($32,000,000) as reduced on the dates set forth in Section 1 below (as so reduced, the “Revolving Term Commitment”), or (ii) the aggregate unpaid principal balance of all loans made under the Revolving Term Commitment by the Bank to or for the benefit of the Company (each loan and any one or more portions of any loan being referred to herein as a “Loan”) pursuant to that Credit Agreement, dated as of December 15, 2016, between the Company, the Bank and the Agent (as amended, restated, modified or supplemented from time to time, the “Agreement”), in lawful money of the United States of America in immediately available funds, payable together with interest thereon, as set forth below, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company, and without set-off, counterclaim or other deduction of any nature at the earlier of February 1, 2022 (the “Revolving Term Facility Expiration Date”), or as otherwise set forth below or in the Agreement. Capitalized terms not otherwise defined in this First Amended and Restated Revolving Term Note (as amended, restated, modified, supplemented, replaced, refinanced or renewed from time to time, this “Note”) shall have the respective meanings ascribed to them by the Agreement, including Annex A thereto, and the Rules of Construction set forth in such Annex A shall apply to this Note. This Note amends and restates, but does not constitute payment of the indebtedness, evidenced by, the Revolving Term Note, dated as of December 15, 2016, by the Company to the order of the Bank.

1.                   Commitment Reductions. The Company shall have the right, in its sole discretion, to permanently reduce the Revolving Term Commitment by giving the Agent ten (10) days prior written notice; provided that no Event of Default or Default has occurred or would result therefrom. Any such permanent reduction by the Company shall be made in increments of $500,000.

2.                   Principal Payments and Prepayments. Payments and prepayments of principal shall be due and payable as set forth in the Agreement and this Note. The entire remaining indebtedness evidenced by this Note, if not sooner paid in accordance with the terms of the Agreement or this Note, shall be due and payable on the Revolving Term Facility Expiration Date. If at any time, the aggregate principal amount of Loans outstanding exceeds the Revolving Term Commitment at such time, the Company shall immediately notify the Agent and shall immediately prepay the principal amount of the outstanding Loans in an amount sufficient to eliminate such excess.

3.                   Purpose of Revolving Term Facility. The proceeds of the Revolving Term Facility shall be used to refinance the existing indebtedness of the Company and provide Working Capital for the Company, and the Company shall use the Loans for no other purpose.

4.                   Unused Commitment Fee. Accruing from the date hereof until the Revolving Term Facility Expiration Date, the Company agrees to pay to the Agent a nonrefundable commitment fee (the “Unused Commitment Fee”) equal to 0.75% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) multiplied by the average daily positive difference between the amount of (i) the Revolving Term Commitment minus (ii) the aggregate principal amount of all Loans then outstanding. All Unused Commitment Fees shall accrue to the first day of each month and be payable monthly in arrears on the 20th day of each month hereafter and on the Revolving Term Facility Expiration Date.

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5.                   Interest Payments. The Company hereby further promises to pay to the order of the Agent, at the times and on the dates provided in the Agreement, interest on the unpaid principal amount of the Loans from the date hereof until the Payment in Full of all of the Loans at the rate or rates comprising the Interest Rate Option(s) (defined below), which the Company shall select in accordance with the terms hereof to apply to each Loan, it being understood that, subject to the provisions of this Note and the Agreement, the Company may select different Interest Rate Options to apply to the Loans and may convert to or renew one or more Interest Rate Options with respect to any one or more of the Loans; provided that in the event the Company shall fail to timely select an Interest Rate Option to apply to any one or more Loans, such Loans shall bear interest at the LIBOR Index Option, and provided further that if an Event of Default or Default exists and is continuing, the Company may not request, convert to, or renew the Quoted Rate Option for any Loans, and the Agent may demand that all existing Loans bearing interest under the Quoted Rate Option shall be converted immediately to the LIBOR Index Option, and the Company shall be obligated to pay the Agent any indemnity, costs, and expenses arising in connection with such conversion.

6.                   Interest Rate Options. The Company shall have the right to select from the following interest rate options with respect to the Loans (each, an “Interest Rate Option”): (a) upon the selection of a LIBOR Index Option, the LIBOR Index Rate with a LIBOR Index Spread of 4.00% per annum (the “LIBOR Index Spread”) or (b) upon the selection of a Quoted Rate Option, the Quoted Rate with such Quoted Rate to remain fixed for such period as is confirmed to the Company by the Agent.

7.                   Loans; Limitations. Under the Quoted Rate Option, a Quoted Rate may be fixed on such balance and for such period, and shall be subject to such rules and requirements as may be established by the Agent in its sole discretion in each instance, provided that: (1) the minimum fixed period hereunder shall be 365 days; (2) at no time shall more than 10 Loans to which the Quoted Rate Option applies be outstanding at any one time; and (3) amounts may be fixed in increments of $500,000 or integral multiples thereof. The Agent’s determination of the Quoted Rate shall be conclusive and binding upon the Company absent manifest error.

8.                   Loan Requests. Subject to the terms and conditions of this Note and the Agreement, the Company may prior to the Revolving Term Facility Expiration Date request the Bank to make Loans and the Company may from time to time prior to the Revolving Term Facility Expiration Date request the Agent to renew or convert the Interest Rate Option applicable to an existing Loan, by delivering, in accordance with the notice provisions of the Agreement, to the Agent not later than 12:00 noon (Denver time),

(a) the same Business Day as the proposed Business Day of borrowing with respect to a Loan to which the LIBOR Index Option will apply, and (b) the same Business Day as the proposed Business Day of borrowing with respect to a Loan to which the Quoted Rate Option will apply or the last day of the preceding Quoted Rate period with respect to the conversion to or renewal of the Quoted Rate Option for a Loan, a duly completed request therefor substantially in the form of Exhibit A hereto (or a request made by CoLink or by telephone, but subject to the same deadline and containing substantially the same information, and in the case of a telephone request, immediately confirmed in writing substantially in the form of Exhibit A and delivered in accordance with the terms hereof) by physical delivery, facsimile, or electronic mail (each such request, whether telephonic or written and regardless how delivered, a “Loan Request”), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify the amount of the proposed Loan, the Interest Rate Option to be applicable thereto, and, if applicable, the Quoted Rate period therefor (each Quoted Rate applicable to a Loan shall remain fixed for such period as is confirmed to the Company by the Agent), which amounts shall be in integral multiples of $500,000 for each Loan under the Quoted Rate Option. All notices and requests hereunder shall be given, and all borrowings and all conversions or renewals of Interest Rate Options shall occur, only on Business Days.

B-3

9.                   Incomplete Loan Requests; Consequences. If no Interest Rate Option is timely selected when a Loan is requested or with respect to the end of any applicable Quoted Rate period for a Loan or prior to a requested conversion to a Quoted Rate Option for a Loan previously subject to a different Interest Rate Option, the Company shall be deemed to have selected a LIBOR Index Option for such Loan. In no event shall the interest rate(s) applicable to principal outstanding hereunder exceed the maximum rate of interest allowed by applicable Law, as amended from time to time; any payment of interest or in the nature of interest in excess of such limitation shall be credited as a payment of principal unless the Company requests the return of such amount.

10.               Miscellaneous.

(a)                This Note is the Revolving Term Note referred to in, and is entitled to the benefits of, the Agreement and the other Loan Documents referred to therein. Reference is made to the Agreement for a description of the relative rights and obligations of the Company, the Bank and the Agent, including rights and obligations of prepayment, collateral securing payment hereof, Events of Default, and rights of acceleration of maturity upon the occurrence of an Event of Default.

(b)                No delay on the part of the holder hereof in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. The options, powers, and rights specified herein of the holder hereof are in addition to those otherwise created or permitted by Law, the Agreement, and the other Loan Documents. There are no claims, set-offs, or deductions of any nature as of the date hereof that could be made or asserted by the Company against the Bank and / or the Agent or against any amount due or to become due under this Note; all such claims, set-offs, or deductions are hereby waived by the Company.

(c)                Delivery of an executed signature page of this Note by telecopy or email (as a .pdf attachment thereto or otherwise) shall be as effective as delivery of a manually executed counterpart of this Note, but shall in any event be promptly followed by delivery of the original manually executed signature page (provided, however, that the failure to do so shall in no event adversely affect the rights of the Bank and / or the Agent hereunder whatsoever). THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

[signature page follows]

B-4

IN WITNESS WHEREOF and intending to be legally bound hereby, the Company has executed this Note as of the date hereof by its duly Authorized Officer.

pacific ethanol pekin, LLC

By:
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

AGREED AND ACCEPTED:

COBANK, ACB

By: ___________________________
Name: Tom D. Houser
Title: Vice President

[First Amended and Restated Revolving Term Note Signature Page]

B-5

EXHIBIT A

FORM OF REVOLVING TERM LOAN REQUEST

[_____________], 20[__]

To: CoBank, ACB (the “Agent”)

From: Pacific Ethanol Pekin, LLC (the “Company”)

Re:	Credit Agreement (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), dated as of December 15, 2016, between the Company, Compeer Financial, PCA, successor by merger to 1st Farm Credit Services, PCA, as Lender, and the Agent

Pursuant to Section 2.2(a) of the Credit Agreement, the Company hereby gives notice of its desire to receive a Revolving Term Loan in accordance with the terms set forth below (all capitalized terms used herein and not defined herein shall have the meaning given them in the Credit Agreement):

(a) The Revolving Term Loan requested pursuant to this Revolving Term Loan Request shall be made on [________], 20[__].

(b) The aggregate principal amount of the Revolving Term Loan requested hereunder is [_____________] Dollars ($[_________]).

(c) The Revolving Term Loan requested hereunder shall initially bear interest at the [select one]:

☐ LIBOR Index Option; or

☐ Quoted Rate Option.

PACIFIC ETHANOL PEKIN, LLC

By:
Name:
Title:

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EXHIBIT C

Form of Compliance Certificate

[see attached]

Pacific Ethanol Pekin, Inc.
Compliance Certificate

Date:______________________________

This Certificate is delivered pursuant to the Credit Agreement dated ________, as amended, (hereinafter referred to as the "Agreement") between Pacific Ethanol Pekin, Inc. (the "Company"), Compeer Financial, PCA, successor by merger to 1st Farm Credit Services, PCA, and CoBank, ACB ("Agent"). Terms used herein and defined in the Credit Agreement shall have their defined meanings when used herein.

Article 8.1 - Working Capital

Required to be not less than $17,500,000 measured at each month end through 12/31/17. Required to be not less than $20,000,000 measured at each month end thereafter.

GAAP Current Assets	$0	
plus: Unadvanced Portion of the Term Revolver	$0	
Adjusted Current Assets		$0
GAAP Current Liabilities	$0	
plus: Current Portion of Long Term Indebtedness (if not already included in Current Liabilities)	$0	
Adjusted Current Liabilities		$0
GAAP Working Capital -->		$0
Adjusted Working Capital -->		$0
Compliance (Yes/No)		______

Article 8.2 - Debt Service Coverage Ratio

Required to be not less than 1.25x, measured at each fiscal year end (beginning 12/31/17) based on the annual audit.

Net Income (after tax)	$0	
plus: Depreciation & Amortization	$0	
less: Non-Cash Dividends/Distributions Received	$0	
less: Extraordinary Gains (plus Losses approved by Agent)	$0	
less: Gains (plus Losses approved by Agent) on Asset Sales	$0	
Cash Available for Debt Service		$0
Divided by: $14,000,000		$14,000,000
DSC Ratio -->		0.00
Compliance (Yes/No)		______

Article 7.7 - Dividends and Related Distributions

Beginning 12/31/17, annual dividend and distribution payments allowed in a maximum amount of 40% of net income after receipt of the annual audit and prior to April 30th of such year, subject to compliance with all financial covenants. Additional intra-year dividend and distribution payments may be made so long as the Company is in compliance with all financial covenants and will remain in compliance on a pro forma basis, and working capital on a pro forma basis is not less than $26,000,000.

Intra-Year Dividends/Distributions		
Intra-Year Dividends/Distributions Allowed (Yes/No)	______	
Intra-Year Dividends/Distributions Paid Year to Date		$0
Annual Dividends/Distributions		
Annual Dividends/Distributions Allowed (Yes/No)	______	
Maximum Dividend/Distribution Payment Allowed (40% of prior year audited net income)	$0	
Annual Dividends/Distributions Paid Year to Date		$0
Compliance (Yes/No)		______

FINANCIAL OFFICER CERTIFICATION

The undersigned hereby certifies that the foregoing is a correct statement of financial condition and compliance as of the month end stated above, and that, during such month, there existed at no time any condition or event which constituted an event of default or which, after notice or lapse of time or both, would constitute an event of default in the performance of any covenants contained in the Credit Agreement.

By:______________________________ Title:____________________ Date:____________________

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